                                                                   Exhibit 10.29

           FIRST AMENDMENT, dated as of December 17, 1998, by and among SOCIETE GENERALE, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders (as defined in the Credit Agreement referred to below), the Lenders, DAY INTERNATIONAL GROUP, INC., a Delaware corporation (the "BORROWER") and DAY INTERNATIONAL INC., a Delaware corporation ("DAY INTERNATIONAL"), (this "AMENDMENT"), to (i) the Credit Agreement, dated as of January 15, 1998 (the "CREDIT AGREEMENT"), among the Borrower, the Lenders and the Administrative Agent and (ii) the Guarantee and Collateral Agreement executed pursuant to the Credit Agreement (the "GUARANTEE AND COLLATERAL AGREEMENT").


                              W I T N E S S E T H:


           WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

           WHEREAS, the Borrower or a wholly-owned Subsidiary of the Borrower intends to enter into (i) a definitive acquisition agreement (the "ROTEC ACQUISITION AGREEMENT") with the shareholders of Rotec Hulsensysteme GmbH, a German corporation ("ROTEC"), pursuant to which the Borrower or a wholly-owned Subsidiary of the Borrower will agree to acquire all the shares of the issued and outstanding Capital Stock of Rotec and (ii) a non-competition agreement with the shareholders of Rotec (such transactions, the "ROTEC ACQUISITION"); and

           WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment to provide for additional loans under the Credit Agreement to finance the Rotec Acquisition and to permit the consummation of the Rotec Acquisition;

           NOW, THEREFORE, the parties hereto hereby agree as follows:

           I. DEFINED TERMS. Terms defined in the Credit Agreement, as amended hereby, and used herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

           II. AMENDMENTS TO CREDIT AGREEMENT.

           1. AMENDMENTS TO SECTION 1. Subsection 1.1 of the Credit Agreement is hereby amended as follows:

           (a) by deleting therefrom the definition of the following defined term in its entirety and substituting in lieu thereof the following definition:

                  "AGGREGATE EXPOSURE": with respect to any Lender, an amount equal to (a) until the Closing Date, the aggregate amount of such Lender's Commitments and (b) thereafter, the sum of (i) the aggregate unpaid principal amount of such Lender's Term Loans or New Term Loans and (ii) the amount of such Lender's Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the amount of such Lender's Revolving Extensions of Credit.

           (b) by deleting therefrom the definition of the following defined term in its entirety and substituting in lieu thereof the following definition:

                  "APPLICABLE MARGIN": for each Type of Loan, the rate per annum set forth under the relevant column heading below:



                                                                               BASE RATE          EURODOLLAR
                                                                                 LOANS               LOANS
Revolving Credit Loans and Swing Line Loans                                      1.00%                2.00%
Term Loans                                                                       1.00%                2.00%
New Term Loans                                                                   2.00%                3.00%

      PROVIDED, that on and after the first Adjustment Date occurring after the completion of four full fiscal quarters of the Borrower after the Closing Date, the Applicable Margin with respect to Revolving Credit Loans, Swing Line Loans, Term Loans and New Term Loans will be determined pursuant to the Pricing Grid.

           (c) by deleting therefrom the definition of the following defined term in its entirety and substituting in lieu thereof the following definition:

                "COMMITMENT": as to any Lender, the sum of the Term Loan Commitment, the New Term Loan Commitment and the Revolving Credit Commitment of such Lender.

           (d) by deleting therefrom the definition of the following defined term in its entirety and substituting in lieu thereof the following definition:

                "EXCESS CASH FLOW": for any period, the excess, if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such period (excluding, for purposes of this definition, any contribution to such Consolidated Net Income resulting from a Recovery Event), (ii) an amount equal to the amount of all non-cash charges (including depreciation and amortization) deducted in arriving at such Consolidated Net Income,
      (iii) decreases in Consolidated Working Capital for such period, (iv) an amount equal to the aggregate net non-cash loss on the Disposition of Property by the Borrower and its Subsidiaries during such period (other than sales of inventory in the ordinary course of business), to the extent deducted in arriving at such Consolidated Net Income and (v) the net increase during such period (if any) in deferred tax accounts of the Borrower OVER (b) the sum, without duplication, of (i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income, (ii) the aggregate amount actually paid by the Borrower and its Subsidiaries in cash during such period on account of Capital Expenditures (excluding the principal amount of Indebtedness incurred in connection with such expenditures pursuant to 7.2(c) and (d) and any such expenditures financed with the proceeds of any Recovery Event), (iii) the aggregate amount of all prepayments of Revolving Credit Loans and Swing Line Loans during such period to the extent accompanying permanent optional reductions of the Revolving Credit Commitments and all optional prepayments of the Term Loans and New Term Loans during such period, (iv) the aggregate amount of all regularly scheduled principal payments, optional prepayments and mandatory prepayments pursuant to
      Section 2.12(c) (or any comparable provision of any other Funded Debt) of Funded Debt (including, without limitation, the Term Loans and the New Term Loans) of the Borrower and its Subsidiaries made during such period (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder),
      (v) increases in Consolidated Working Capital for such period, (vi) an amount equal to the aggregate net non-cash gain on the Disposition of Property by the Borrower and its Subsidiaries during such period (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income, (vii) any investment made in accordance with Sections 7.8(h), (n) and (o) hereof, and (viii) the net decrease during such period (if any) in deferred tax accounts of the Borrower.

           (e) by deleting therefrom the definition of the following defined term in its entirety and substituting in lieu thereof the following definition:

               "FACILITY": each of (a) the Term Loan Commitments and the Term Loans made thereunder (the "TERM LOAN FACILITY"), (b) the New Term Loan Commitments and the New Term Loans made thereunder (the "NEW TERM LOAN FACILITY") and (c) the Revolving Credit Commitments and the extensions of credit made thereunder (the "REVOLVING CREDIT FACILITY").

           (f) by deleting therefrom the definition of the following defined term in its entirety and substituting in lieu thereof the following definition:

               "MAJORITY FACILITY LENDERS": with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Term Loans, the New Term Loans or the Total Revolving Extensions of Credit, as the case may be, outstanding under such Facility (or, in the case of the Revolving Credit Facility, prior to any termination of the Revolving Credit Commitments, the holders of more than 50% of the Total Revolving Credit Commitments).

           (g) by deleting therefrom the definition of the following defined term in its entirety and substituting in lieu thereof the following definition:

                "REQUIRED LENDERS": the holders of more than 50% of (a) until the Closing Date, the Commitments and (b) thereafter, the sum of (i) the aggregate unpaid principal amount of the Term Loans and the New Term Loans and (ii) the Total Revolving Credit Commitments or, if the Revolving Credit Commitments have been terminated, the Total Revolving Extensions of Credit.

           (h) by adding thereto the following definitions in their appropriate alphabetical order:

                "EFFECTIVE DATE": the date on which the conditions precedent set forth in Section IV of the First Amendment to this Agreement shall have been satisfied.

                "NEW TERM LOAN":  as defined in Section 2.1A.

                "NEW TERM LOAN COMMITMENT": as to any Lender, the obligation of such Lender, if any, to make a New Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "New Term Loan Commitment" opposite such Lender's name on Schedule 1.1A. The original aggregate amount of the New Term Loan Commitments is $10,000,000.

                "NEW TERM LOAN LENDER": each Lender which has a New Term Loan Commitment or which is the holder of a New Term Loan.

                "NEW TERM LOAN PERCENTAGE": as to any New Term Loan Lender at any time, the percentage which such Lender's New Term Loan Commitment then constitutes of the aggregate New Term Loan Commitments (or, at any time after the Effective Date, the percentage which the aggregate principal amount of such Lender's New Term Loans then outstanding constitutes of the aggregate principal amount of the New Term Loans then outstanding ).

                "NEW TERM LOAN SYNDICATION DATE": the earlier of (x) the date on which the Administrative Agent completes the syndication of the New Term Loans and the entities selected in such syndication process become parties to this Agreement and (y) 60 Business Days following the Effective Date.

                "ROTEC":  Rotec Hulsensysteme GmbH, a German corporation.

                "ROTEC ACQUISITION": the acquisition by the Borrower or a wholly-owned Subsidiary of the Borrower of all the shares of the issued and outstanding Capital Stock of Rotec pursuant to the Rotec Acquisition Agreement.

                "ROTEC ACQUISITION AGREEMENT": the acquisition agreement to be entered into by and between the Borrower or a wholly-owned Subsidiary of the Borrower, as purchaser, and the shareholders of Rotec, as seller.

           2. AMENDMENTS TO SECTION 2. (a) Section 2 of the Credit Agreement is hereby amended by adding thereto the following subsections 2. 1 A through 2.3 A:

                2.1A TERM LOAN COMMITMENTS. Subject to the terms and conditions hereof, each New Term Loan Lender severally agrees to make a new term loan (a "NEW TERM LOAN") to the Borrower on the Effective Date in an amount equal to such New Term Loan Lender's New Term Loan Percentage of $10,000,000. The New Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, or a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2A and 2.13.

                2.2A PROCEDURE FOR TERM LOAN BORROWING. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated Effective Date) requesting that the New Term Loan Lenders make the New Term Loans on the Effective Date and specifying the amount to be borrowed. Unless the Lenders otherwise agree, the New Term Loans made on the Effective Date shall initially be Base Rate Loans, and no New Term Loan may be converted into or continued as a Eurodollar Loan having an Interest Period in excess of one month prior to the New Term Loan Syndication Date. Upon receipt of such notice the Administrative Agent shall promptly notify each New Term Loan Lender thereof. Not later than 10:00 A.M., New York City time, on the Effective Date each New Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the New Term Loan to be made by such Lender. The Administrative Agent shall make available to the Borrower the aggregate of the amounts made available to the Administrative Agent by the New Term Loan Lenders in immediately available funds.

                2.3A REPAYMENT OF NEW TERM LOANS. The New Term Loan of each New Term Lender shall mature in 16 consecutive quarterly installments, commencing on March 31, 1999, each of which shall be in an amount equal to such Lender's New Term Loan Percentage multiplied by the amount set forth below opposite such installment:



Installment                     Principal Amount

1-4                                  $323,000
5-8                                  $517,000
9-12                                 $711,000
13-16                                $949,000

           (b) Clause (iii) of subsection 2.8(a) of the Credit Agreement is hereby amended by deleting said clause in its entirety and substituting in lieu thereof the following:

                (iii)(A) the principal amount of each Term Loan of such Term Loan Lender in installments according to the amortization schedule set forth in Section 2.3 and (B) the principal amount of each New Term Loan of such New Term Loan Lender in installments according to the amortization schedule set forth in Section 2.3A (or, in either case, on such earlier date on which the Loans become due and payable pursuant to Section 8).

           (c) Subsection 2.8(e) is hereby amended by adding thereto "or New Term Loans" immediately after the phrase "Term Loans".

           (d) Section 2.11 is hereby amended by adding thereto ", New Term Loans" immediately after the phrase "Term Loans".

           (e) Subsections 2.12(a) through (c) are hereby amended by adding thereto "and the New Term Loans" immediately after the phrase "Term Loans" in each place where the latter phrase appears.

           (f) Subsection 2.12(d) is hereby amended by adding thereto "and the New Term Loans, ratably between them in accordance with the then outstanding principal amounts thereof," immediately after the phrase "Term Loans".

           (g) Subsection 2.18(a) is hereby amended by adding thereto ", New Term Loan Percentages" immediately after the phrase "Term Loan Percentages".

           (h) Subsection 2.18(b) is hereby amended by adding thereto "(i)" immediately prior to the first sentence thereof and the following clause
      (ii) immediately after the last sentence thereof:

                (ii) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the New Term Loans shall be made PRO RATA according to the respective outstanding principal amounts of the New Term Loans then held by the New Term Loan Lenders. The amount of each principal prepayment of the New Term Loans shall be applied to reduce the then remaining installments of the New Term Loans PRO RATA based upon the then remaining principal amount thereof, PROVIDED that any prepayment pursuant to Section 2.11 may be applied, at the option of the Borrower, either (x) FIRST to the next two then scheduled installments of the New Term Loans, and, SECOND, PRO RATA to each of the remaining installments of the New Term Loans, based upon the then remaining principal amounts thereof, or (y) PRO RATA to the remaining installments, based upon the then remaining principal amounts thereof. Amounts prepaid on account of the New Term Loans may not be reborrowed.

           3. AMENDMENTS TO SECTION 7. (a) Section 7.2(i) of the Credit Agreement is hereby amended by adding thereto the following proviso after the number "$7,500,000" and prior to the period:

                "; and PROVIDED FURTHER, that (x) the hold-back or escrow of DM3,800,000 pursuant to the Rotec Acquisition Agreement and (y) approximately $1,000,000 of outstanding debt of Rotec shall be permitted to remain outstanding following the closing of the Rotec Acquisition pursuant to this subsection 7. 1 (i) but shall not be included in the $7,500,000 of Indebtedness permitted to be incurred pursuant to clause (iv) of this subsection 7.1(i)"

           (b) Section 7.8 of the Credit Agreement is hereby amended by adding thereto the following subsection after subsection 7.8(o):

                (p)(i) the Rotec Acquisition, PROVIDED that the aggregate consideration payable in connection therewith shall not exceed DM37,000,000.

           (c) Subsection 7.16 of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

                7.16 LIMITATION ON AMENDMENTS TO ACQUISITION DOCUMENTS. (a) Amend, supplement or otherwise modify (pursuant to a waiver or otherwise) in any material respect the terms and conditions of the Acquisition Agreement or any other document delivered by the Sellers or any of their affiliates in connection therewith such that after giving effect thereto such terms and conditions shall be materially less favorable to the interests of the Loan Parties or the Lenders with respect thereto or (b) amend, supplement or otherwise modify (pursuant to a waiver or otherwise) in any material respect the terms and conditions of the Rotec Acquisition Agreement or any other document delivered by Rotec in connection therewith such that after giving effect thereto such terms and conditions shall be materially less favorable to the interests of the Loan Parties or the Lenders with respect thereto.

           4. AMENDMENT TO ANNEX AND SCHEDULES. Annex A and Schedules 1.1A, 4.4 and 4.15 to the Credit Agreement and Schedules 2 and 4 to the Guarantee and Collateral Agreement are hereby amended by deleting said Annex A and Schedules in their entireties and substituting in lieu thereof new Annex A and Schedules 1.1A, 4.4 and 4.15 in the forms of Annex A and Schedules 1.1A, 4.4 and 4.15, respectively, to this Amendment.


           III. AMENDMENTS TO GUARANTEE AND COLLATERAL AGREEMENT. Schedule 2 of the Guarantee and Collateral Agreement is hereby amended by deleting said
Schedule in its entirety and substituting in lieu thereof a new Schedule 2 in the form of Guarantee and Collateral Schedule 2 to this Amendment.

           IV. CONDITIONS TO EFFECTIVENESS. The provisions of Sections II and III of this Amendment shall become effective on the date (the "EFFECTIVE DATE") on which all of the following conditions precedent have been satisfied or waived (PROVIDED, HOWEVER, that if such conditions precedent shall not have occurred on or before

December 31, 1998, this Amendment shall terminate and no longer have any force or effect):

           1. LOAN DOCUMENTS. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Required Lenders.

           2. ROTEC ACQUISITION, ETC. The Administrative Agent shall have received a copy of the Rotec Acquisition Agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent, and evidence, in form and substance satisfactory to the Administrative Agent, that the Rotec Acquisition shall have been completed in accordance with the provisions of the Rotec Acquisition Agreement (without any waiver of any of the terms and conditions thereof such that after giving effect thereto such terms and conditions shall be materially less favorable to the interests of the Loan Parties or the Lenders with respect thereto) and that the consideration for such Rotec Acquisition shall consist of not more than DM37,000,000, all of which shall consist of cash and/or the assumption of debt (which assumption of debt shall not exceed DM2,500,000).

           3. APPROVALS. All governmental and third party approvals necessary or, in the discretion of the Administrative Agent, advisable, in connection with the Rotec Acquisition, the continuing operations of the Borrower and its Subsidiaries and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Rotec Acquisition or the financing contemplated hereby.

           4. EQUITY INVESTMENT. The Administrative Agent shall have received, with a copy for each Lender, evidence, in form and substance satisfactory to it, that the Borrower shall have received subsequent to the date hereof at least $7,000,000 of net proceeds from an investment in its common equity, or a capital contribution, made directly or indirectly by the Sponsors.

           5. FEES. The Lenders and the Administrative Agent shall have received all fees required to be paid (including, without limitation, the amendment fee specified in Section V(3) below), and all expenses for which invoices have been presented, on or before the Effective Date.

           6. RESOLUTIONS. The Administrative Agent shall have received, with a counter part for each Lender, resolutions of the Borrower authorizing (i) the execution, delivery and performance of this Amendment, the other Loan Documents and the Rotec Acquisition Agreement, (ii) the borrowings contemplated hereunder and (iii) the Rotec Acquisition.

           7. LEGAL OPINIONS. The Administrative Agent shall have received, with a counterpart for each Lender, (i) the legal opinion of Debevoise & Plimpton, special counsel to the Borrower and its Subsidiaries, in form and substance satisfactory to the Administrative Agent and (ii) the legal opinion of Bruckhaus, Westrick, Heller & Lober, special German counsel to the Borrower and its Subsidiaries, in form and substance satisfactory to the Administrative Agent.

           8. PLEDGE OF ROTEC STOCK, ETC. The Administrative Agent shall have received evidence, in form and substance satisfactory to it, that the requirements of Section 6.9(d) with respect to Rotec shall have been completed or will be completed immediately following the Effective Date.


           V.  GENERAL.

           1. REPRESENTATION AND WARRANTIES. To induce the Administrative Agent and the Lenders parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Effective Date that:

                A. FINANCIAL CONDITION. (i) The unaudited PRO FORMA consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at October 31, 1998 (the "PRO FORMA BALANCE SHEET"), copies of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to (i) the consummation of the Rotec Acquisition (but without giving effect to any financial results of Rotec Czech s.r.o. Vyorba ("ROTEC CZECH")) (ii) the Loans to be made and the equity investments to be received on the Effective Date and the use of proceeds thereof and (iii) the payment of the estimated fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the best information available to the Borrower as of the date of delivery thereof, and presents fairly, in all material respects, on a PRO FORMA basis the estimated financial position of Borrower and its consolidated Subsidiaries as at October 31, 1998, assuming that the events specified in the preceding sentence had actually occurred at such date.

                (ii) The annual financial statement (including a balance sheet and profit-and-loss account) of Rotec (which exclude any financial results of Rotec Czech) for the fiscal year 1997 (hereinafter referred to as the "Annual Statement") which have previously been delivered to the Administrative Agent have been duly prepared in accordance with generally accepted German accounting principles, and present a true and fair view of the assets, finance and results situation of Rotec as of December 31, 1997 (but do not give effect to the financial results of Rotec Czech). To the extent that there have been options to include items in the assets (Aktivierungswahlrechte), no such items have been included on the balance sheet in the Annual Statement. To extent that there have been options to include items in the liabilities (Passivierungswahlrechte), such items have been included on the balance sheet in the Annual Statement. All statutorily permitted depreciations and all statutorily permitted accruals have been taken. There have been no contingent liabilities (including liabilities from the issue of comfort letters) which were not reflected as below-the-line items on the balance sheet in the Annual Statement. On the closing date of the Rotec Acquisition, Rotec will have no liabilities other than those shown or covered by accruals in the interim balance sheet as of October 31, 1998 which has been previously delivered to the Administrative Agent, except for liabilities resulting from pending contractual relationships which are not required to be shown on a balance sheet (and without giving effect to such financial information of Rotec Czech). Since October 31, 1998 and until the Effective Date, the business operations of Rotec and its Subsidiaries have been and will be, respectively, conducted exclusively in the ordinary course of business (in particular with respect to but not limited to a disposal of a material portion of its assets).

                B. NO CONSENTS, AUTHORIZATIONS, ETC. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Rotec Acquisition and the borrowings under the Credit Agreement as amended hereby or with the execution, delivery, performance, validity or enforceability of this Amendment, except consents, authorizations, filings and notices described in Schedule 4.4 hereto, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect.

                C. USE OF PROCEEDS. The proceeds of the New Term Loans shall be used to finance the Rotec Acquisition and to pay related fees and expenses. With reference to Section 4.16 of the Credit Agreement, the proceeds of the Revolving Credit Loans which will be used to finance the Rotec Acquisition are being considered as used for "general corporate purposes."

                D. REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Effective Date (except for representations and warranties which expressly relate to an earlier date and except for representations and warranties that relate to Holdings and Sisterco, which shall not be "brought-down" in any respect).

           2. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

           3. AMENDMENT FEE. The Borrower agrees to pay for the account of each Lender an amount equal to .25% of the aggregate outstanding principal amount of such Lender's Term Loans and the aggregate outstanding principal amount, if any, of such Lender's Revolving Credit Commitments, measured in each case as of the Effective Date.

           4. NO OTHER AMENDMENTS: CONFIRMATION. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

           5. AFFIRMATION OF GUARANTEES. Each Guarantor hereby consents to the execution and delivery of this Amendment and reaffirms its obligations under the Guarantee and Collateral Agreement executed by such Guarantor. Each Guarantor also hereby agrees and consents to the amendment of Schedules 2 and 4 to the Guarantee and Collateral Agreement.

           6. GOVERNING LAW; COUNTERPARTS. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

           (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                            DAY INTERNATIONAL GROUP, INC.

                                            By:
                                            Title:


                                            DAY INTERNATIONAL, INC.

                                            By:
                                            Title:


                                            SOCIETE GENERALE, as Administrative
                                            Agent and as a Lender

                                            By:
                                            Title:

                                            FUJI BANK LIMITED

                                            By:
                                            Title:


                                            THE BANK OF NOVA SCOTIA-CHICAGO

                                            By:
                                            Title:


                                            NATEXIS BANK

                                            By:
                                            Title:


                                            BANK ONE

                                            By:
                                            Title:


                                            PNC BANK

                                            By:
                                            Title:


                                            NATIONAL CITY BANK

                                            By:
                                            Title:





                                                                         ANNEX A






                    PRICING GRID FOR REVOLVING CREDIT LOANS,
                         SWING LINE LOANS AND TERM LOANS



        CONSOLIDATED                   APPLICABLE MARGIN                   APPLICABLE MARGIN FOR BASE
       LEVERAGE RATIO                FOR EURODOLLAR LOANS                          RATE LOANS
         >4.00 to 1                          2.00                                     1.00

        <=4.00 to 1                          1.75                                     .75
         >3.50 to 1
        <=3.50 to 1                          1.50                                     .50
         >3.00 to 1
        <=3.00 to 1                          1.25                                     .25
         >2.50 to 1
        <=2.50 to 1                          1.00                                     ---


PRICING GRID FOR NEW TERM LOANS


        CONSOLIDATED                   APPLICABLE MARGIN                   APPLICABLE MARGIN FOR BASE
       LEVERAGE RATIO                FOR EURODOLLAR LOANS                          RATE LOANS
         >4.00 to 1                          3.00                                     2.00
        <=4.00 to 1                          2.75                                     1.75
         >3.50 to 1
        <=3.50 to 1                          2.50                                     1.50
         >3.00 to 1
        <=3.00 to 1                          2.25                                     1.25
         >2.50 to 1
        <=2.50 to I                          2.00                                     1.00


Changes in the Applicable Margin with respect to Term Loans and New Term Loans resulting from changes in the Consolidated Interest Coverage Ratio and the Consolidated Leverage Ratio shall become effective on the date (the "ADJUSTMENT DATE") on which financial statements are delivered to the Lenders pursuant to
Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed greater than 4.00 to 1. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this definition be deemed to be greater than 4.00 to 1. If on any Adjustment Date the Consolidated Leverage Ratio would result in different Applicable Margins, the higher Applicable Margin shall govern. Each determination of the Consolidated Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements.

                                                                   SCHEDULE 1.1A






                                   COMMITMENTS
                                   -----------



                                                 REVOLVING                TERM LOAN               NEW TERM
                LENDER                             CREDIT                                           LOAN

SOCIETE GENERALE                                $3,478,260.86            $4,869,565.22         $10,000,000.00

NATIONAL CITY BANK                              $3,391,304.37            $4,747,826.09                --

PNC BANK                                        $3,391,304.37            $4,747,826.09                --

BANK ONE                                        $2,434,782.60            $3,408,695.65                --

FUJI BANK LIMITED                               $2,434,782.60            $3,408,695.65                --

THE BANK OF NOVA
SCOTIA - CHICAGO                                $2,434,782.60            $3,408,695.65                --

NATEXIS BANQUE BFCE                             $2,434,782.60            $3,408,695.65                --
                                                -------------            -------------         --------------

TOTAL:                                         $20,000,000.00            $28,000,000           $10,000,000.00






                  CONSENTS, AUTHORIZATIONS, FILINGS AND NOTICES
                  ---------------------------------------------


1. Clearing by of the acquisition of shares of Rotec Hulsensysteme GmbH ("Rotec") by the German Federal Cartel Office, which was obtained on December 16, 1998.

2. Approval of the share transfer of Rotec by the management of Rotec, which approval was given by the Sellers in their capacity as managing directors.




                                  SUBSIDIARIES
                                  ------------


U.S. Entities
-------------

1.    Day International, Inc.

2.    Day Holdings I, Inc.

3.    Day Holdings II, Inc.

Offshore Entities
-----------------

1.    Day International (UK) Holdings

2.    Day International (UK) Limited

3.    Day International (BRD) GmbH

4.    Day International France S.A.R.L.

5.    Day International de Mexico, S.A. De C.V.

6.    International (Canada) Holdings Limited

7.    Formento Grafico Mexicano, S.A.

8.    Day German Holdings GmbH

9.    Day International Group GmbH

10.   Rotec Hulsensysteme GmbH

11.   Day International ZAO





                        DESCRIPTION OF PLEDGED SECURITIES
                        ---------------------------------


                          DAY INTERNATIONAL GROUP, INC.



                                                                         STOCK                NUMBER OF
PLEDGED STOCK:                              CLASS OF STOCK          CERTIFICATE NO.             SHARES
--------------                              --------------          ---------------             ------
Day International, Inc.                         Common                     4                      2


                                         DAY INTERNATIONAL, INC.*



                                                                          STOCK                    NUMBER OF
PLEDGED STOCK:                                CLASS OF STOCK         CERTIFICATE NO.                 SHARES
--------------                                --------------         ---------------                 ------
Day Holdings I, Inc.                     Common                             1                            1,000
Day Holdings II, Inc.                    Common                             1                            1,000
*Day International (BRD) GmbH            Common                             ?                           95,000
*Day International (BRD) GmbH            Common                             ?                            5,000
*Day International (BRD) GmbH            Common                             ?                          500,000

*Day International France                Common                             ?                     17,800,000FF
S.A.R.L.
Day International de Mexico, S.A.        Minimum Shares                     01                           3,000
De C.V.
Day International de Mexico, S.A.        Variable Shares                    01                         466,609
De C.V.
Day International de Mexico, S.A.        Variable Shares                    02                               1
De C.V.
Day International de Mexico, S.A.        Variable Shares                    03                               1
De C.V.
Day International de Mexico, S.A.        Variable Shares                    04                               1
De C.V.
Day International de Mexico, S.A.        Variable Shares                    05                               1
De C.V.
International (Canada) Holdings          Common                            C-1                               1
Limited
International (Canada) Holdings          Common                            C-3                               1
Limited
Day Germany Holdings GmbH                Common                            N/A                          50,000






                                  NEW TERM NOTE


THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

                                              $10,000,000.00 New York, New York
                                                              December 23, 1998


           FOR VALUE RECEIVED, the undersigned, DAY INTERNATIONAL GROUP, INC., a Delaware corporation (the "BORROWER"), hereby unconditionally promises to pay to SOCIETE GENERALE (the "LENDER") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal amount of
(a) TEN MILLION DOLLARS ($10,000,000.00), or, if less, (b) the unpaid principal amount of the New Term Loan made by the Lender pursuant to Section 2.1A of the Credit Agreement. The principal amount shall be paid in the amounts and in the installments specified in Section 2.3A of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of the Credit Agreement.

           The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the New Term Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of the New Term Loan.

           This Note (a) is one of the New Term Notes referred to in the Credit Agreement dated as of January 15, 1998, as amended by the First Amendment, dated as of December 17, 1998 (as further amended, supplemented or otherwise modified from time to time, the "Credit AGREEMENT"), among the Borrower, the Lender, the other banks and financial institutions or entities from time to time parties thereto, Societe Generale, as Administrative Agent and Societe Generale Securities Corporation, as Arranger, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

           Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

           All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

           Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

           NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

           THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF
NEW YORK.

                                                 DAY INTERNATIONAL GROUP, INC.

                                                 By:
                                                      Name:
                                                      Title:






                                                                      Schedule A
                                                                TO NEW TERM NOTE






              LOANS, CONVERSIONS, AND REPAYMENTS OF BASE RATE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                       AMOUNT OF         AMOUNT OF BASE
                                   AMOUNT          PRINCIPAL OF BASE       RATE LOANS        UNPAID PRINCIPAL
        AMOUNT OF BASE RATE     CONVERTED TO          RATE LOANS          CONVERTED TO       BALANCE OF BASE    NOTATION MADE
DATE           LOANS           BASE RATE LOANS          REPAID          EURODOLLAR LOANS        RATE LOANS           BY
----           -----           ---------------          ------          ----------------        ----------           --
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





                                                                      Schedule B
                                                                TO NEW TERM NOTE





                   LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      AMOUNT OF
                                              INTEREST PERIOD                         EURODOLLAR             UNPAID
                               AMOUNT         AND EURODOLLAR        AMOUNT OF            LOANS              PRINCIPAL
            AMOUNT OF       CONVERTED TO         RATE WITH        PRINCIPAL OF       CONVERTED TO          BALANCE OF
            EURODOLLAR       EURODOLLAR           RESPECT          EURODOLLAR          BASE RATE           EURODOLLAR      NOTATION
 DATE         LOANS             LOANS             THERETO         LOANS REPAID           LOANS                LOANS         MADE BY
 ----         -----             -----             -------         ------------           -----                -----         -------
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